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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the financial statements of NECX Exchange, LLC dated December 23, 1999 included in VerticalNet, Inc.'s current report on Form 8-K/A dated December 16, 1999, and to all references to our Firm included in this registration statement.



                                                  /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
  April 5, 2000